UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY (Address of principal executive offices)	10004 (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

  The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Classic Values Fund

A N N U A L   R E P O R T

NOVEMBER 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended November 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 14.22%. Early in the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed; as the Fed paused from tightening rates, oil prices retreated and corporate profits remained solid.

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000[v], Russell Midcapvi and Russell 1000vii Indexes

Legg Mason Partners Classic Values Fund	I

returning 17.43%, 16.47%, and 14.15%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 20.38% and 8.82%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of this change. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. Olstein Capital Management, L.P. continues as the Fund’s subadviser.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Classic Values Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

II	Legg Mason Partners Classic Values Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer
December 22, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Classic Values Fund	III

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Fund Overview

ROBERT OLSTEIN Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the first six months of the fiscal year, the stock market made little headway as interest rates ratcheted upwards. The uncertainty surrounding interest rates was dispelled as the Federal Open Market Committee (“FOMC”)[i] left rates unchanged at its August meeting, prompting a strong market rally. However, as the period progressed, oil prices declined, a cooling housing market triggered slower economic growth and the Federal Reserve Board (“Fed”)ii paused from raising rates during their meetings in August, September and October 2006. The Fed again held rates steady in December after the reporting period ended.

Despite market perceptions and the resulting impact on equity prices, we believe that skilled investment managers who focus on excess cash flow and its intelligent uses have a greater chance of exceeding market returns. We believe there are many investment opportunities in companies that have been over penalized by the market and analysts for falling short of unrealistic growth expectations. We believe opportunities should present themselves in companies selling at a discount to our calculation of private market value, despite the fact that their growth rates may be slowing down. Our calculation of private market value is based on a proprietary model of a company’s discounted cash flow relative to yields on three- to five-year Treasury securities.

Legg Mason Partners Classic Values Fund 2006 Annual Report	1

Performance Review

For the 12 months ended November 30, 2006, Class A shares of the Legg Mason Partners Classic Values Fund, excluding sales charges, returned 14.03%. These shares underperformed the Fund’s unmanaged benchmark, the S&P 500 Indexiii, which returned 14.22% for the same period. The Lipper Multi-Cap Value Funds Category Average1 increased 16.24% over the same time frame.

Performance Snapshot as of November 30, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Classic Values Fund — Class A Shares	11.99%	14.03%
S&P 500 Index	11.32%	14.22%
Lipper Multi-Cap Value Funds Category Average	10.24%	16.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 11.62% and Class C shares returned 11.54% over the six months ended November 30, 2006. Excluding sales charges, Class B shares returned 13.25% and Class C shares returned 13.18% over the twelve months ended November 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 461 funds for the six-month period and among the 439 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

It is important to note that the Fund’s investment process often leads to investing in companies and, as a result, sectors that may be temporarily “out of favor” or have experienced short-term problems, but in our opinion, have significant potential for capital appreciation based on forecasts of future free cash flow over a three- to five-year time horizon. In the latter part of the current fiscal year, when the Fed stopped raising interest rates, our performance was positively affected, we believe, by the market’s increasing focus on valuations based on excess cash flow, which eliminated valuation gaps in many of our holdings.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 439 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Classic Values Fund 2006 Annual Report

What were the leading contributors to performance?

A. Individual securities that contributed the most to performance included

Cisco Systems, Inc., Phelps Dodge Corp., Williams Cos. Inc., Jo-Ann Stores Inc., and Apple Computer Inc.

What were the leading detractors from performance?

A. Individual securities that detracted the most from performance included

Pier 1 Imports Inc., Interpublic Group of Cos., Tupperware Brands Corp. and Adaptec Inc.

Q.	Were there any significant changes to the Fund during the reporting period?

A. We do not make sector bets or overall stock market forecasts. Changes to the Fund’s portfolio were the result of a strict adherence to our investment process. The Fund’s investment process seeks to buy common stocks of companies that sell at a discount to our proprietary calculation of private market value and to sell those holdings once they reach our valuation targets. The Fund continues to hold a diversified portfolio of what we believe to be undervalued companies, with realistic accounting and reporting practices.

Thank you for your investment in the Legg Mason Partners Classic Values Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert A. Olstein Portfolio Manager Olstein Capital Management, L.P.	Sean Reidy Portfolio Manager Olstein Capital Management, L.P.

December 22, 2006

Legg Mason Partners Classic Values Fund 2006 Annual Report.	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: State Street Bank & Trust, Co., Repurchase Agreement (7.1%), Tyco International Ltd. (4.0%), Williams Cos. Inc. (3.0%), Marsh & McLennan Cos. Inc. (2.8%), American International Group Inc. (2.5%), Quanta Services Inc. (2.4%), McDonald’s Corp. (2.4%), XL Capital Ltd. (2.2%), Phelps Dodge Corp. (2.2%) and Apple Computer Inc. (2.2%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2006 were: Consumer Discretionary (29.8%), Financials (16.0%), Industrials (14.7%), Information Technology (12.8%) and Energy (7.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may engage in short sales. Losses from short sales may be unlimited. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Partners Classic Values Fund 2006 Annual Report.

Investment Breakdown

As a Percent of Total Investments

Information Technology

Health Care

Consumer Discretionary

Financials

Consumer Staples

Short-Term Investment

29.6%

14.6%

12.7%

6.0%

5.5%

7.1%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

November 30, 2006

Industrials

Energy

Materials

1.4%

7.2%

15.9%

Fund at a Glance (unaudited)

Legg Mason Partners Classic Values Fund 2006 Annual Report.	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2006 and held for the six months ended November 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	11.99%	$1,000.00	$1,119.90	1.42%	$7.55
Class B	11.62	1,000.00	1,116.20	2.16	11.46
Class C	11.54	1,000.00	1,115.40	2.15	11.40
(1)	For the six months ended November 30, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Classic Values Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.95	1.42%	$7.18
Class B	5.00	1,000.00	1,014.24	2.16	10.91
Class C	5.00	1,000.00	1,014.29	2.15	10.86
(1)	For the six months ended November 30, 2006.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Classic Values Fund 2006 Annual Report	7

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 11/30/06	14.03%	13.25%	13.18%
Inception* through 11/30/06	19.06	18.16	18.16
	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 11/30/06	7.46%	8.25%	12.18%
Inception* through 11/30/06	17.12	17.80	18.16

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 11/30/06)	88.40%
Class B (Inception* through 11/30/06)	83.27
Class C (Inception* through 11/30/06)	83.27
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum sales charge increased from 5.00% to 5.75% on November 20, 2006.
*	Inception date for Class A, B and C shares is April 14, 2003.

8	Legg Mason Partners Classic Values Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners
Classic Values Fund vs. S&P 500 Index† (April 14, 2003 – November 30, 2006)

$20,000

10,000

15,000

5,000

$18,327
$18,127
$17,750

$16,894

0

4/14/03

5/03

11/03

5/04

11/04

11/05

5/06

11/30/06

5/05

Legg Mason Partners Classic Values Fund – Class A Shares‡
Legg Mason Partners Classic Values Fund – Class B Shares
Legg Mason Partners Classic Values Fund – Class C Shares
S&P 500 Index

†

Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on April 14, 2003, assuming deduction of the maximum 5.75% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2006. The S&P 500 Index is composed of 500 widely held common stocks. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Classic Values Fund 2006 Annual Report .	9

Schedule of Investments (November 30, 2006)
LEGG MASON PARTNERS CLASSIC VALUES FUND

Shares	Security	Value

COMMON STOCKS — 93.5%
CONSUMER DISCRETIONARY — 29.8%
Hotels, Restaurants & Leisure — 10.3%
74,700	Boyd Gaming Corp.	$3,163,545
125,300	Burger King Holdings Inc. *	2,305,520
93,600	Cheesecake Factory Inc. *	2,592,720
115,900	CKE Restaurants Inc.	2,137,196
92,300	Live Nation Inc. *	1,978,912
104,550	McDonald’s Corp.	4,387,964
83,429	Scientific Games Corp., Class A Shares *	2,423,612

	Total Hotels, Restaurants & Leisure	18,989,469

Leisure Equipment & Products — 1.6%
109,900	Hasbro Inc.	2,939,825

Media — 1.8%
100,300	Walt Disney Co.	3,314,915

Multiline Retail — 2.2%
87,000	Federated Department Stores Inc.	3,661,830
6,200	J.C. Penney Co. Inc.	479,508

	Total Multiline Retail	4,141,338

Specialty Retail — 11.7%
92,500	Claire’s Stores Inc.	2,951,675
204,100	Finish Line Inc., Class A Shares	2,845,154
101,300	Foot Locker Inc.	2,319,770
149,500	Gap Inc.	2,798,640
185,500	Jo-Ann Stores Inc. *	3,659,915
55,000	Lowe’s Cos. Inc.	1,658,800
181,500	RadioShack Corp.	3,181,695
72,100	Ross Stores Inc.	2,234,379

	Total Specialty Retail	21,650,028

Textiles, Apparel & Luxury Goods — 2.2%
55,800	Carter’s Inc. *	1,537,848
71,900	Jones Apparel Group Inc.	2,415,840
10,300	Quiksilver Inc. *	149,865

	Total Textiles, Apparel & Luxury Goods	4,103,553

	TOTAL CONSUMER DISCRETIONARY	55,139,128

CONSUMER STAPLES — 6.1%
Beverages — 2.0%
51,500	Molson Coors Brewing Co., Class B Shares	3,660,620

Food & Staples Retailing — 1.3%
87,080	Nash Finch Co.	2,303,266

See Notes to Financial Statements.

10	Legg Mason Partners Classic Values Fund 2006 Annual Report

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value

Food Products — 1.5%
247,000	Del Monte Foods Co.	$2,788,630

Personal Products — 1.3%
165,900	Playtex Products Inc. *	2,465,274

	TOTAL CONSUMER STAPLES	11,217,790

ENERGY — 7.2%
Energy Equipment & Services — 1.5%
437,600	Newpark Resources Inc. *	2,691,240

Oil, Gas & Consumable Fuels — 5.7%
82,900	Chesapeake Energy Corp.	2,821,087
198,300	Williams Cos. Inc.	5,504,808
44,100	XTO Energy Inc.	2,231,460

	Total Oil, Gas & Consumable Fuels	10,557,355

	TOTAL ENERGY	13,248,595

FINANCIALS — 16.0%
Capital Markets — 3.8%
4,900	Cowen Group Inc. *	82,957
144,600	Janus Capital Group Inc.	2,929,596
5,100	Merrill Lynch & Co. Inc.	445,893
15,200	Morgan Stanley	1,157,632
96,100	Waddell & Reed Financial Inc., Class A Shares	2,395,773

	Total Capital Markets	7,011,851

Consumer Finance — 2.6%
39,000	American Express Co.	2,290,080
31,100	Capital One Financial Corp.	2,422,068

	Total Consumer Finance	4,712,148

Diversified Financial Services — 1.5%
52,700	Bank of America Corp.	2,837,895

Insurance — 8.1%
66,900	American International Group Inc.	4,704,408
28,300	Genworth Financial Inc., Class A Shares	928,240
167,400	Marsh & McLennan Cos. Inc.	5,259,708
58,500	XL Capital Ltd., Class A Shares	4,160,520

	Total Insurance	15,052,876

	TOTAL FINANCIALS	29,614,770

HEALTH CARE — 1.4%
Biotechnology — 0.6%
22,300	Invitrogen Corp. *	1,226,946

Health Care Equipment & Supplies — 0.8%
32,200	Baxter International Inc.	1,440,628

	TOTAL HEALTH CARE	2,667,574

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2006 Annual Report	11

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value

INDUSTRIALS — 14.7%
Commercial Services & Supplies — 6.8%
24,700	Avery Dennison Corp.	$1,666,509
104,500	Intermec Inc. *	2,649,075
38,000	John H. Harland Co.	1,629,440
46,500	Pitney Bowes Inc.	2,143,185
244,500	Quanta Services Inc. *	4,481,685

	Total Commercial Services & Supplies	12,569,894

Electrical Equipment — 1.1%
54,500	Energy Conversion Devices Inc. *	2,080,810

Industrial Conglomerates — 5.5%
33,200	3M Co.	2,704,472
244,900	Tyco International Ltd.	7,418,021

	Total Industrial Conglomerates	10,122,493

Machinery — 1.3%
211,400	Blount International Inc. *	2,483,950

	TOTAL INDUSTRIALS	27,257,147

INFORMATION TECHNOLOGY — 12.8%
Communications Equipment — 3.4%
437,600	3Com Corp. *	1,833,544
151,700	Cisco Systems Inc. *	4,077,696
12,700	CommScope Inc. *	383,159

	Total Communications Equipment	6,294,399

Computers & Peripherals — 4.5%
523,500	Adaptec Inc. *	2,282,460
44,800	Apple Computer Inc. *	4,107,264
46,300	Hewlett-Packard Co.	1,826,998

	Total Computers & Peripherals	8,216,722

Internet Software & Services — 0.3%
10,500	Digital River Inc. *	618,555

Office Electronics — 1.6%
181,100	Xerox Corp. *	2,988,150

Semiconductors & Semiconductor Equipment — 3.0%
462,800	Atmel Corp. *	2,341,768
237,800	Entegris Inc. *	2,534,948
25,200	Sigma Designs Inc. *	658,980

	Total Semiconductors & Semiconductor Equipment	5,535,696

	TOTAL INFORMATION TECHNOLOGY	23,653,522

See Notes to Financial Statements.

12	Legg Mason Partners Classic Values Fund 2006 Annual Report

Schedule of Investments (November 30, 2006) (continued)

Shares	Security	Value

MATERIALS — 5.5%
Metals & Mining — 4.0%
60,900	Cleveland-Cliffs Inc.	$2,925,636
6,300	Freeport-McMoRan Copper & Gold Inc., Class B Shares	396,081
33,600	Phelps Dodge Corp.	4,132,800

	Total Metals & Mining	7,454,517

Paper & Forest Products — 1.5%
81,700	Neenah Paper Inc.	2,790,872

	TOTAL MATERIALS	10,245,389

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $146,007,149)	173,043,915

Face Amount

SHORT-TERM INVESTMENT — 7.1%
Repurchase Agreement — 7.1%
$13,128,000	State Street Bank & Trust Co., dated 11/30/06, 4.840% due 12/1/06; Proceeds
	at maturity — $13,129,765; (Fully collateralized by U.S. Treasury Bond,
	7.250% due 8/15/22; Market value — $13,395,681)
	(Cost — $13,128,000)	13,128,000

	TOTAL INVESTMENTS — 100.6% (Cost — $159,135,149#)	186,171,915
	Liabilities in Excess of Other Assets — (0.6)%	(1,066,777)

	TOTAL NET ASSETS — 100.0%	$185,105,138

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $159,355,821.
See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2006 Annual Report	13

Statement of Assets and Liabilities (November 30, 2006)
ASSETS:
Investments, at value (Cost — $159,135,149)	$186,171,915
Cash	232
Receivable for securities sold	789,152
Dividends and interest receivable	300,835
Receivable for Fund shares sold	24,052
Prepaid expenses	39,047

Total Assets	187,325,233

LIABILITIES:
Payable for securities purchased	1,804,963
Investment management fee payable	152,860
Payable for Fund shares repurchased	115,314
Distribution fees payable	54,204
Trustees’ fees payable	8,481
Deferred compensation payable	507
Accrued expenses	83,766

Total Liabilities	2,220,095

Total Net Assets	$185,105,138

NET ASSETS:
Par value (Note 6)	$10,656
Paid-in capital in excess of par value	143,718,498
Accumulated net investment loss	(25,654)
Accumulated net realized gain on investments	14,364,872
Net unrealized appreciation on investments	27,036,766

Total Net Assets	$185,105,138

Shares Outstanding:
Class A	3,325,814

Class B	3,961,634

Class C	3,369,005

Net Asset Value:
Class A (and redemption price)	$17.74

Class B*	$17.20

Class C*	$17.20

Maximum Public Offering Price Per Share:
Class A† (based on maximum sales charge of 5.75%)	$18.82

*	Redemption price is NAV of Class B and C reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
†	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.
See Notes to Financial Statements.

14	Legg Mason Partners Classic Values Fund 2006 Annual Report

Statement of Operations (For the year ended November 30, 2006)
INVESTMENT INCOME:
Dividends	$2,092,629
Interest	928,170

Total Investment Income	3,020,799

EXPENSES:
Investment management fee (Note 2)	1,907,572
Distribution fees (Notes 2 and 4)	1,462,524
Transfer agent fees (Notes 2 and 4)	95,035
Shareholder reports (Note 4)	74,746
Registration fees	52,755
Audit and tax	26,870
Proxy fees	24,541
Legal fees	19,764
Trustees’ retirement expense	7,542
Trustees’ fees (Note 2)	6,002
Custody fees	5,382
Insurance	4,884
Miscellaneous expenses	7,126

Total Expenses	3,694,743
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(53,945)

Net Expenses	3,640,798

Net Investment Loss	(619,999)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	15,611,561
Change in Net Unrealized Appreciation/Depreciation From Investments	8,187,407

Net Gain on Investments	23,798,968

Increase in Net Assets From Operations	$23,178,969

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2006 Annual Report	15

Statements of Changes in Net Assets (For the years ended November 30,)

	2006	2005

OPERATIONS:
Net investment loss	$(619,999)	$(1,587,033)
Net realized gain	15,611,561	21,871,222
Change in net unrealized appreciation/depreciation	8,187,407	(6,581,135)

Increase in Net Assets From Operations	23,178,969	13,703,054

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(20,290,773)	(13,004,908)

Decrease in Net Assets From Distributions to Shareholders	(20,290,773)	(13,004,908)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	10,199,169	37,723,607
Reinvestment of distributions	19,068,779	12,169,292
Cost of shares repurchased	(58,456,328)	(38,135,748)

Increase (Decrease) in Net Assets From Fund Share Transactions	(29,188,380)	11,757,151

Increase (Decrease) in Net Assets	(26,300,184)	12,455,297

NET ASSETS:
Beginning of year	211,405,322	198,950,025

End of year*	$185,105,138	$211,405,322
* Includes accumulated net investment loss of:	$(25,654)	$(30,893)

See Notes to Financial Statements.

16	Legg Mason Partners Classic Values Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$17.18	$17.07	$15.65	$11.40

Income (Loss) From Operations:
Net investment income (loss)	0.03	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain	2.16	1.24	1.91	4.30

Total Income From Operations	2.19	1.21	1.85	4.25

Less Distributions From:
Net realized gains	(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Year	$17.74	$17.18	$17.07	$15.65

Total Return(3)	14.03%	7.39%	12.07%	37.28%

Net Assets, End of Year (000s)	$59,012	$63,845	$56,830	$27,028

Ratios to Average Net Assets:
Gross expenses	1.42%	1.51%	1.40%	1.75	%(4)
Net expenses	1.39 (5)	1.51	1.40 (5)	1.75	(4)
Net investment income (loss)	0.20	(0.21)	(0.35)	(0.59	)(4)

Portfolio Turnover Rate	63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2006 Annual Report	17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$16.81	$16.86	$15.57	$11.40

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	2.11	1.21	1.90	4.29

Total Income From Operations	2.02	1.05	1.72	4.17

Less Distributions From:
Net realized gains	(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Year	$17.20	$16.81	$16.86	$15.57

Total Return(3)	13.25%	6.48%	11.28%	36.58%

Net Assets, End of Year (000s)	$68,130	$78,796	$74,802	$47,626

Ratios to Average Net Assets:
Gross expenses	2.18%	2.29%	2.17%	2.53	%(4)
Net expenses	2.15 (5)	2.29	2.17 (5)	2.53	(4)
Net investment loss	(0.57)	(0.99)	(1.11)	(1.38	)(4)

Portfolio Turnover Rate	63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
18	Legg Mason Partners Classic Values Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)	2006	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$16.82	$16.86	$15.57	$11.40

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	2.10	1.22	1.90	4.29

Total Income From Operations	2.01	1.06	1.72	4.17

Less Distributions From:
Net realized gains	(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Year	$17.20	$16.82	$16.86	$15.57

Total Return(3)	13.18%	6.54%	11.28%	36.58%

Net Assets, End of Year (000s)	$57,963	$68,764	$67,312	$42,351

Ratios to Average Net Assets:
Gross expenses	2.17%	2.28%	2.16%	2.52	%(4)
Net expenses	2.14 (5)	2.28	2.16 (5)	2.52	(4)
Net investment loss	(0.55)	(0.98)	(1.10)	(1.38	)(4)

Portfolio Turnover Rate	63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.
Legg Mason Partners Classic Values Fund 2006 Annual Report	19

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Classic Values Fund (formerly known as Smith Barney Classic Values Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

20	Legg Mason Partners Classic Values Fund 2006 Annual Report

Notes to Financial Statements (continued)

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$232,755	$(30)	$(232,725)
(b)	392,483	(392,483)	—
(a)	Reclassifications are primarily due to a tax net operating loss, distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains.
2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and continuing under the new investment management agreement which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Legg Mason Partners Classic Values Fund 2006 Annual Report	21

Notes to Financial Statements (continued)

Average Daily Net Assets	Annual Rate
First $1.5 billion	1.00%
Over $1.5 billion	0.90

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA is a wholly-owned subsidiary of Legg Mason. Olstein continues as the Fund’s subadviser.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged.

During the year ended November 30, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $49,399. In addition, during the year ended November 30, 2006, the Fund was reimbursed for expenses in the amount of $4,546.

Prior to the Legg Mason transaction and continuing under the new investment subadvisory contract, SBFM and LMPFA pays Olstein an investment subadvisory fee, calculated daily and paid monthly at an annual rate of the Fund’s average net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.50%
Over $1.5 billion	0.40%

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the year ended November 30, 2006, the Fund paid transfer agent fees of $52,424 to CTB. In addition, for the year ended November 30, 2006, the Fund also paid $77 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of

22	Legg Mason Partners Classic Values Fund 2006 Annual Report

Notes to Financial Statements (continued)

the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There was a maximum initial sales charge of 5.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2006, LMIS and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the year ended November 30, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$179,000	$4,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the Plan to its members, effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2006, the Fund had accrued $507 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Classic Values Fund 2006 Annual Report	23

Notes to Financial Statements (continued)

3. Investments

During the year ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$106,953,527
Sales	153,336,516

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,699,065
Gross unrealized depreciation	(1,882,971)
Net unrealized appreciation	$26,816,094

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$148,350	$30,494	$20,035
Class B	710,013	36,442	31,532
Class C	604,161	28,099	23,179
Total	$1,462,524	$95,035	$74,746

5. Distributions to Shareholders by Class

	Year Ended November 30, 2006	Year Ended November 30, 2005

Net Realized Gains:
Class A	$6,064,113	$3,703,766
Class B	7,628,017	4,901,285
Class C	6,598,643	4,399,450
Class Y*	—	407
Total	20,290,773	$13,004,908
*	On November 15, 2005, Class Y shares were liquidated.

24	Legg Mason Partners Classic Values Fund 2006 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At November 30, 2006, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2006		Year Ended November 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	387,787	$6,272,646	912,127	$15,028,266
Shares issued on reinvestment	364,506	5,711,807	212,111	3,468,016
Shares repurchased	(1,143,264)	(18,319,744)	(736,057)	(12,223,691)
Net Increase (Decrease)	(390,971)	$(6,335,291)	388,181	$6,272,591
Class B
Shares sold	131,604	$2,075,720	756,468	$12,260,798
Shares issued on reinvestment	462,624	7,078,152	281,088	4,533,944
Shares repurchased	(1,318,837)	(20,614,621)	(788,416)	(12,805,101)
Net Increase (Decrease)	(724,609)	$(11,460,749)	249,140	$3,989,641
Class C
Shares sold	117,999	$1,850,803	644,627	$10,434,298
Shares issued on reinvestment	410,380	6,278,820	258,334	4,166,925
Shares repurchased	(1,247,861)	(19,521,963)	(806,876)	(13,100,043)
Net Increase (Decrease)	(719,482)	$(11,392,340)	96,085	$1,501,180
Class Y*
Shares sold	—	—	16	$245
Shares issued on reinvestment	—	—	25	407
Shares repurchased	—	—	(413)	(6,913)
Net Decrease	—	—	(372)	$(6,261)
*	On November 15, 2005, Class Y shares were liquidated.

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

	Record Date	Payable Date	Class A	Class B	Class C
Long-Term Capital Gains	12/7/2006	12/8/2006	$1.374165	$1.374165	$1.374165

Legg Mason Partners Classic Value Fund 2006 Annual Report	25

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$6,625,481	$2,793,717
Net long-term capital gains	13,665,292	10,211,191
Total Distributions Paid	$20,290,773	$13,004,908

As of November 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$14,585,544
Other book/tax temporary differences(a)	(25,654)
Unrealized appreciation/(depreciation)(b)	26,816,094
Total accumulated earnings/(losses) — net	$41,375,984
(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC’’) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds’’).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act’’). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM’’), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and

26	Legg Mason Partners Classic Value Fund 2006 Annual Report

Notes to Financial Statements (continued)

that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants’’) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

Legg Mason Partners Classic Values Fund 2006 Annual Report	27

Notes to Financial Statements (continued)

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM’’), which were then investment adviser or manager to certain of the Funds (the “Managers’’), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds’’), and Board Members of the Defendant Funds (collectively, the “Defendants’’). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint’’) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint’’) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants’’). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint

28	Legg Mason Partners Classic Values Fund 2006 Annual Report

Notes to Financial Statements (continued)

alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Additional Shareholder Information

Shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented during the first half of 2007.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB’’) issued FASB Interpretation 48 (“FIN 48’’ or the “Interpretation’’), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not’’ to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Legg Mason Partners Classic Values Fund 2006 Annual Report	29

Notes to Financial Statements (continued)

Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*   *   *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements’’ (“FAS 157’’). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30	Legg Mason Partners Classic Values Fund 2006 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Classic Values Fund (formerly Smith Barney Classic Values Fund), a series of Legg Mason Partners Investment Trust (formerly Smith Barney Investment Trust), as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from April 14, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Classic Values Fund, as of November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from April 14, 2003 to November 30, 2003, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 26, 2007

Legg Mason Partners Classic Values Fund 2006 Annual Report	31

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Olstein Capital Management, L.P. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and subadvisory agreement with the Subadviser, and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

32	Legg Mason Partners Classic Values Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board members further

Legg Mason Partners Classic Values Fund	33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

34	Legg Mason Partners Classic Values Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Classic Values Fund (formerly known as Smith Barney Classic Values Fund) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). Information pertaining to the Trustees and certain officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Board
	Position(s)	Office* and	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen	Held by
Birth Year	Fund	Time Served	Five Years	by Trustee	Trustee

Non-Interested Trustees:
Dwight B. Crane	Trustee	Since	Professor —	46	None
c/o R. Jay Gerken		1995	Harvard Business School
Legg Mason & Co., LLC
(“Legg Mason”)
399 Park Avenue
4th Floor
New York, NY 10022
Birth Year: 1937
Burt N. Dorsett	Trustee	Since	President — Dorsett McCabe	24	None
c/o R. Jay Gerken		1991	Capital Management Inc.
Legg Mason			(from 1986 to 2004); Chief
399 Park Avenue			Investment Officer of Leeb
4th Floor			Capital Management, Inc.
New York, NY 10022			(from 1999 to 2003)
Birth Year: 1930
Elliot S. Jaffe**	Trustee	Since	Chairman of	24	The Dress
c/o R. Jay Gerken		1991	The Dress Barn, Inc.		Barn, Inc.
Legg Mason
399 Park Avenue
4th Floor
New York, NY 10022
Birth Year: 1926
Stephen E. Kaufman	Trustee	Since	Attorney	36	Trustee
c/o R. Jay Gerken		1995			Consulting
Legg Mason					Group Capital
399 Park Avenue					Markets Funds
4th Floor
New York, NY 10022
Birth Year: 1932
Cornelius C. Rose, Jr.	Trustee	Since	Chief Executive Officer —	24	None
c/o R. Jay Gerken		1991	Performance Learning
Legg Mason			Systems
399 Park Avenue
4th Floor
New York, NY 10022
Birth Year: 1932

Legg Mason Partners Classic Values Fund	35

Additional Information (unaudited) (continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Board
	Position(s)	Office* and	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen	Held by
Birth Year	Fund	Time Served	Five Years	by Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA***	Chairman,	Since	Managing Director of Legg	162	None
Legg Mason	President and	2002	Mason; President and Chief
399 Park Avenue	Chief Executive		Executive Officer of Legg
4th Floor	Officer		Mason Partners Fund
New York, NY 10022			Advisors LLC (”LMPFA”),
Birth Year: 1951			(Since 2006); President and
Chief Executive Officer of
Smith Barney Fund Management
LLC (“SBFM”) and Citi
Fund Management Inc,
(“CFM”); President and
Chief Executive Officer of
certain mutual funds
associated with Legg Mason;
Formerly, Chairman of SBFM
and CFM (from 2002 to 2006);
Formerly, Chairman,
President and Chief
Executive of Travelers
Investment Adviser, Inc.
(from 2002 to 2005)
Officers:
Kaprel Ozsolak	Chief	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Financial	2004	Chief Financial Officer and
125 Broad Street	Officer and		Treasurer of certain mutual
11th Floor	Treasurer		funds associated with Legg
New York, NY 10004			Mason; Formerly, controller
Birth Year: 1965			of certain mutual funds
associated with predecessor
firms of Legg Mason or its
predecessors (from 2002
to 2004)
Ted P. Becker	Chief	Since	Director of Global Compliance	N/A	N/A
Legg Mason	Compliance	2006	at Legg Mason (since 2006);
399 Park Avenue	Officer		Chief Compliance Officer of
4th Floor			LMPFA (since 2006); Managing
New York, NY 10022			Director of Compliance at
Birth Year: 1951			Legg Mason (since 2005);
Chief Compliance Officer
with certain mutual funds
associated with Legg Mason,
LMPFA and certain affiliates
(since 2006); Managing
Director of Compliance at
Legg Mason or its predecessor
(from 2002 to 2005); Prior to
2002, Managing Director —
Internal Audit & Risk Review
at Citigroup Inc.

36	Legg Mason Partners Classic Values Fund

Additional Information (unaudited) (continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Board
	Position(s)	Office* and	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Length of	During Past	Overseen	Held by
Birth Year	Fund	Time Served	Five Years	by Trustee	Trustee

John Chiota	Chief Anti-	Since	Vice President of Legg Mason	N/A	N/A
Legg Mason	Money	2006	or its predecessor (since
300 First Stamford Place	Laundering		2004); Chief Anti-Money
4th Floor	Compliance		Laundering Compliance
Stanford, CT 06902	Officer		Officer with certain mutual
Birth Year: 1968			funds associated with Legg
Mason or its affiliates (since
2006); Prior to August 2004,
Chief AML Compliance Officer
with TD Waterhouse
Steven Frank	Controller	Since	Vice President of Legg Mason	N/A	N/A
Legg Mason		2005	or its predecessor (since
125 Broad Street			2002); Controller of certain
11th Floor			mutual funds associated with
New York, NY 10004			Legg Mason (since 2005);
Birth Year: 1967			Formerly, Assistant Controller
of certain mutual funds
associated with Legg Mason
(from 2001 to 2005);
Accounting Manager of Legg
Mason or its predecessors
(from 1996 to 2001)
Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
Legg Mason	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal Officer		Mutual Funds for Legg Mason
4th Floor			and its predecessor (since
Stamford, CT 06902			1994); Secretary and Chief
Birth Year: 1954			Legal Officer of mutual funds
associated with Legg Mason
(since 2003); Formerly,
Secretary of CFM (from 2001
to 2004)

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Jaffe became Trustee Emeritus on December 31, 2006.

***	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Classic Values Fund	37

Additional Shareholder Information (unaudited)

Results of a Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R. Ades	198,044,907.619	3,826,021.682	0.000
Andrew L. Breech	198,150,052.267	3,720,877.034	0.000
Dwight B. Crane	198,038,410.122	3,832,519.179	0.000
Robert M. Frayn, Jr.	198,011,990.552	3,858,938.749	0.000
Frank G. Hubbard	198,067,246.697	3,803,682.604	0.000
Howard J. Johnson	198,029,734.835	3,841,194.466	0.000
David E. Maryatt	198,033,142.196	3,837,787.105	0.000
Jerome H. Miller	198,058,965.252	3,811,964.049	0.000
Ken Miller	198,125,019.889	3,745,909.412	0.000
John J. Murphy	197,960,517.593	3,910,411.708	0.000
Thomas F. Schlafly	198,049,348.082	3,821,581.219	0.000
Jerry A. Viscione	198,112,858.443	3,758,070.858	0.000
R. Jay Gerken, CFA	197,866,002.710	4,004,926.591	0.000
†	Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Agreement and Plan of Reorganization (2) Revise Fundamental Investment Policies.

Proposal 1: Agreement and Plan Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Agreement and Plan Reorganization	5,196,971.114	109,485.709	142,850.386	272,883.000

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	5,165,689.630	142,605.542	141,012.037	272,883.000
Underwriting	5,176,908.399	133,667.811	138,730.999	272,883.000
Lending	5,180,064.197	126,249.159	142,993.853	272,883.000
Issuing Senior Securities	5,185,370.117	126,438.544	137,498.548	272,883.000
Real Estate	5,189,895.823	119,269.268	140,142.118	272,883.000
Commodities	5,168,513.999	138,737.374	142,055.836	272,883.000
Concentration	5,187,632.368	120,653.500	141,021.341	272,883.000
Diversification	5,174,173.773	136,536.750	138,596.686	272,883.000

38	Legg Mason Partners Classic Values Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2006:

Record Date:	12/8/2005
Payable Date:	12/9/2005
Ordinary Income:
Qualified Dividend Income for Individuals	33.83%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	33.95%
Long-Term Capital Gain Dividend	$1.100898

Please retain this information for your records.

Legg Mason Partners Classic Values Fund	39

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Legg Mason Partners Classic Values Fund

INVESTMENT MANAGER
TRUSTEES
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliott S. Jaffe* Stephen E. Kaufman Cornelius C. Rose, Jr.

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Olstein Capital Management, L.P.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

*Mr. Jaffe became Trustee Emeritus on December 31, 2006.

This report is submitted for the
general information of the shareholders
of Legg Mason Partners
Classic Values Fund, but it may
also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02889 1/07                SR06-224

Legg Mason Partners
Classic Values Fund

The Fund is a series of Legg Mason Partners Investment Trust, a
Massachusetts business trust.

LEGG MASON PARTNERS CLASSIC VALUES FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s
Forms N-Q may be reviewed and copied at the Commission’s Public
Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
To obtain information on Form N-Q from the Fund, shareholders can call
Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2005 and November 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,200 in 2005 and $118,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Trust ‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Investment Trust

Date: February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Investment Trust

Date: February 8, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Investment Trust

Date: February 8, 2006